UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 29, 2018

Williams Industrial Services Group Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-16501	73-1541378
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

400 E. Las Colinas Boulevard, Suite 400

Irving, Texas 75039

(Address of Principal Executive Offices, Zip Code)

Registrant’s telephone number, including area code: 214-574-2700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                              Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                              Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                              Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                              Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company                                                                                              ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03                                           Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective June 29, 2018, Global Power Equipment Group Inc. (the “Company”) changed its corporate name to Williams Industrial Services Group Inc. (the “Name Change”), pursuant to a certificate of amendment (the “Certificate of Amendment”) to the Company’s Second Amended and Restated Certificate of Incorporation (as amended, the “Certificate of Incorporation”), filed with the Secretary of State of the State of Delaware on June 27, 2018.

The Board of Directors of the Company (the “Board”) approved the Name Change pursuant to Section 242 of the Delaware General Corporation Law, under which stockholder approval is not required to effect a corporate name change. The Name Change does not affect the rights of the Company’s stockholders, and there were no other changes to the Certificate of Incorporation in connection with the Name Change.

In connection with the Name Change, the Board also approved an administrative amendment to the Company’s by-laws to reflect the revised Company name. The Fourth Amended and Restated By-Laws became effective June 29, 2018.

Commencing on June 29, 2018, the common stock of the Company will cease trading under the ticker symbol “GLPW” and will begin trading under its new ticker symbol, “WLMS,” on the OTC Pink tier of OTC Markets Group Inc.

The new CUSIP number for the Company’s common stock is 96951A 104.

Copies of the Certificate of Amendment and the Fourth Amended and Restated By-Laws are attached hereto as Exhibit 3.1 and Exhibit 3.2, respectively, and are incorporated herein by reference.

In addition, in connection with the name change, the Company adopted a new form of common stock certificate, a specimen of which is attached hereto as Exhibit 4.1 and is incorporated herein by reference. Holders of stock certificates bearing the prior corporate name need not take any action at this time to change the stock certificates to reflect the new corporate name. Certificates reflecting the name change will be issued in due course as old stock certificates are tendered for exchange or transfer to the Company’s transfer agent.

Item 8.01                                                                                           Other Events.

On June 29, 2018, the Company issued a press release relating to the Name Change, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01                                                                                           Financial Statements and Exhibits.

Exhibit Number	Description

3.1

Second Certificate of Amendment to the Second Amended and Restated Certificate of Incorporation of Global Power Equipment Group Inc., as filed with the Secretary of State of the State of Delaware on June 27, 2018.

3.2	Fourth Amended and Restated By-Laws of Williams Industrial Services Group Inc.

4.1	Form of Common Stock Certificate of Williams Industrial Services Group Inc.

99.1	Press release, dated June 29, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 29, 2018

Williams Industrial Services Group Inc.

By:	/s/ Charles E. Wheelock
Charles E. Wheelock
Vice President, Administration, General Counsel & Secretary